Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2011 FOURTH QUARTER AND FULL YEAR RESULTS

MILPITAS, Calif., July 28, 2011 —KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its fourth quarter and fiscal year ended June 30, 2011. KLA-Tencor reported GAAP net income of $245 million and GAAP earnings per diluted share of $1.43 on revenues of $892 million for the fourth quarter of fiscal year 2011. For the year ended June 30, 2011, the company reported GAAP net income of $794 million and GAAP earnings per diluted share of $4.66 on revenues of $3.2 billion.

“KLA-Tencor delivered record levels of revenue, earnings and cash flow from operations in the fourth quarter and the year, reflecting the successful execution of our long term strategies,” commented Rick Wallace, KLA-Tencor’s president and chief executive officer. “These outstanding results are the product of the tremendous efforts of our employees, our leading technology and our strong partnerships with our customers, all of which have us well-positioned for future success.”

GAAP Results
	Q4 FY 2011	Q3 FY 2011	Q4 FY 2010
Revenues	$892 million	$834 million	$559 million
Net Income	$245 million	$210 million	$113 million
Earnings per Diluted Share	$1.43	$1.22	$0.66

Non-GAAP Results
	Q4 FY 2011	Q3 FY 2011	Q4 FY 2010
Net Income	$256 million	$225 million	$120 million
Earnings per Diluted Share	$1.50	$1.31	$0.70

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2011 fourth quarter and full year, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the ability of KLA-Tencor to maintain its technological advantages and its strong customer partnerships, as well as the company’s ability to leverage those advantages and partnerships into future successful results, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2010, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	June 30, 2011	June 30, 2010
ASSETS
Cash, cash equivalents and marketable securities	$2,038,535	$1,534,044
Accounts receivable, net	583,270	440,125
Inventories, net	575,730	401,730
Other current assets	478,475	459,566
Land, property and equipment, net	257,358	236,752
Goodwill	328,156	328,006
Purchased intangibles, net	85,902	117,336
Other non-current assets	328,095	389,497

Total assets	$4,675,521	$3,907,056

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$142,945	$107,938
Deferred system profit	192,338	204,764
Unearned revenue	44,264	37,026
Other current liabilities	502,471	422,059

Total current liabilities	882,018	771,787

Non-current liabilities:
Long-term debt	746,290	745,747
Income tax payable	78,337	53,492
Unearned revenue	34,905	20,354
Other non-current liabilities	73,078	69,065

Total liabilities	1,814,628	1,660,445

Stockholders’ equity:
Common stock and capital in excess of par value	1,010,659	921,460
Retained earnings	1,852,633	1,356,454
Accumulated other comprehensive income (loss)	(2,399)	(31,303)

Total stockholders’ equity	2,860,893	2,246,611

Total liabilities and stockholders’ equity	$4,675,521	$3,907,056

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Twelve months ended
(In thousands, except per share data)	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Revenues:
Product	$743,702	$430,286	$2,613,438	$1,324,270
Service	148,737	129,133	561,729	496,490

Total revenues	892,439	559,419	3,175,167	1,820,760

Costs and operating expenses:
Costs of revenues	356,180	227,919	1,259,243	815,662
Engineering, research and development	100,929	83,309	386,163	329,560
Selling, general and administrative	91,261	87,349	369,431	361,372

Total costs and operating expenses	548,370	398,577	2,014,837	1,506,594
Income from operations	344,069	160,842	1,160,330	314,166

Interest income and other, net	(10,026)	(10,740)	(50,264)	(22,985)

Income before income taxes	334,043	150,102	1,110,066	291,181
Provision for income taxes	89,026	37,017	315,578	78,881

Net income	$245,017	$113,085	$794,488	$212,300

Net income per share:
Basic	$1.46	$0.67	$4.75	$1.24

Diluted	$1.43	$0.66	$4.66	$1.23

Cash dividend declared per share	$0.25	$0.15	$1.00	$0.60

Weighted average number of shares:
Basic	167,350	168,986	167,261	170,652
Diluted	170,884	171,275	170,352	173,034

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended June 30,
(In thousands)	2011	2010
Cash flows from operating activities:
Net income	$245,017	$113,085
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,533	19,554
Asset impairment charges	3,183	4,557
Provision for doubtful accounts	—	(2,888)
Non-cash stock-based compensation expense	18,939	23,459
Net gain on sale of marketable securities and other investments	(580)	(1,388)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Increase in accounts receivable, net	(13,918)	(113,496)
Increase in inventories	(20,125)	(26,461)
Decrease in other assets	14,366	26,734
Increase in accounts payable	585	15,922
Increase (decrease) in deferred system profit	(37,731)	37,807
Increase (decrease) in other liabilities	57,533	(13,607)

Net cash provided by operating activities	289,802	83,278

Cash flows from investing activities:
Capital expenditures, net	(14,607)	(5,791)
Purchase of available-for-sale securities	(385,226)	(217,123)
Proceeds from sale and maturity of available-for-sale securities	259,044	211,008
Purchase of trading securities	(14,183)	(22,740)
Proceeds from sale of trading securities	16,106	35,622

Net cash provided by (used in) investing activities	(138,866)	976

Cash flows from financing activities:
Issuance of common stock	17,925	12,054
Tax withholding payments related to vested and released restricted stock units	(411)	(601)
Common stock repurchases	(57,974)	(81,645)
Payment of dividends to stockholders	(41,862)	(25,386)

Net cash used in financing activities	(82,322)	(95,578)

Effect of exchange rate changes on cash and cash equivalents	3,957	(2,263)

Net increase (decrease) in cash and cash equivalents	72,571	(13,587)

Cash and cash equivalents at beginning of period	638,758	543,505

Cash and cash equivalents at end of period	$711,329	$529,918

Supplemental cash flow disclosures:
Income taxes paid, net	$64,595	$28,982
Interest paid	$26,231	$26,006

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Twelve months ended
		June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
GAAP net income		$245,017	$209,783	$113,085	$794,488	$212,300
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	7,628	7,720	8,280	31,704	32,849
Restructuring, severance and other related charges	b	1,915	—	3,311	941	17,778
Restatement related charges	c	4,133	2,501	(866)	7,781	16,149
Income tax effect of non-GAAP adjustments	d	(4,295)	(3,632)	(3,824)	(13,705)	(24,124)
Discrete tax items	e	1,715	8,385	—	15,548	11,858

Non-GAAP net income		$256,113	$224,757	$119,986	$836,757	$266,810

GAAP net income per diluted share		$1.43	$1.22	$0.66	$4.66	$1.23

Non-GAAP net income per diluted share		$1.50	$1.31	$0.70	$4.91	$1.54

Shares used in diluted shares calculation		170,884	171,313	171,275	170,352	173,034

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non- GAAP adjustment
Three months ended June 30, 2011
Costs of revenues	$5,240	$435	$—	$5,675
Engineering, research and development	898	969	—	1,867
Selling, general and administrative	1,490	511	4,133	6,134

Total in three months ended June 30, 2011	$7,628	$1,915	$4,133	$13,676

Three months ended March 31, 2011
Costs of revenues	$5,332	$—	$—	$5,332
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	—	2,501	3,991

Total in three months ended March 31, 2011	$7,720	$—	$2,501	$10,221

Three months ended June 30, 2010
Costs of revenues	$5,790	$(57)	$—	$5,733
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,592	3,368	(866)	4,094

Total in three months ended June 30, 2010	$8,280	$3,311	$(866)	$10,725

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, and inventory fair value adjustments associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude acquisition related inventory fair value adjustments as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program, reductions in force, and gains and losses from sales of facilities. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
c	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related stockholder litigation and other matters. KLA-Tencor has paid or reimbursed legal expenses incurred by a number of its current and former directors, officers and employees in connection with the investigation of the company’s historical stock option practices and the related litigation and government inquiries. KLA-Tencor is currently paying defense costs for one former officer and employee facing an SEC civil action to which the company is not a party, and the company is also obligated to pay the attorneys’ fees and expenses incurred by former employees in connection with discovery undertaken in that case. The company is further incurring costs associated with retaining counsel to respond to discovery requests and otherwise representing the company in that litigation. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
e	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.